SUMMARY STATEMENT OF INCOME                                        EXHIBIT 99.1
OCTOBER 2001

-----------------------------------------------------------------------------------------------------------------------
                                                                  CURRENT MONTH                   YEAR-TO-DATE
                                                           ---------------------------     ----------------------------
($ MILLIONS)                                                   2001            2000           2001            2000
--------------------------------------------------------------------------------------     ----------------------------
REVENUE
     INTEGRATED STEEL                                      $    200.1      $    278.3      $  2,072.7      $  2,943.0
     METAL FABRICATION                                           88.1           150.2         1,130.9         1,455.3
     LESS: INTERSEGMENT SALES                                   (12.1)          (10.0)         (132.3)         (114.8)
                                                           ----------      ----------      ----------      ----------
             TOTAL REVENUE                                 $    276.1      $    418.5      $  3,071.3      $  4,283.5
                                                           ==========      ==========      ==========      ==========

PRETAX RESULTS
     INTEGRATED STEEL                                      $    (50.6)     $    (31.7)     $   (477.6)     $    (57.2)
     METAL FABRICATION                                            1.8             7.3            11.3            68.8
     STEEL TECHNOLOGIES                                          --              (4.6)           --             (15.6)
     INTEREST EXPENSE                                            (3.5)           (8.8)          (48.7)          (81.3)
     CORPORATE AND OTHER                                         (1.7)           (2.3)          (13.7)          (23.0)
     LOSS ON SALE OF INVESTMENT IN AFFILIATE                     --              --              --             (83.7)
     CHAP. 11 ADMINISTRATIVE EXPENSES, NET                       (3.3)           --             (38.3)           --
     SPECIAL CHARGES                                             --              --            (228.3)         (207.3)
                                                           ----------      ----------      ----------      ----------
         PRETAX INCOME (LOSS)                                   (57.3)          (40.1)         (795.3)         (399.3)
                                                           ----------      ----------      ----------      ----------

TAX (PROVISION) CREDIT                                           (1.0)           (1.1)          (10.0)          (10.3)
                                                           ----------      ----------      ----------      ----------

INCOME (LOSS) BEFORE EXTRAORDINARY LOSS                    $    (58.3)     $    (41.2)     $   (805.3)     $   (409.6)
     EXTRAORDINARY LOSS                                          --              --              (4.1)           --
                                                           ----------      ----------      ----------      ----------
NET INCOME (LOSS)                                          $    (58.3)     $    (41.2)     $   (809.4)     $   (409.6)
                                                           ==========      ==========      ==========      ==========
EPS                                                        $    (0.56)     $    (0.42)     $    (7.81)     $    (4.17)
                                                           ==========      ==========      ==========      ==========







                                      -1-
                              The LTV Corporation

SUMMARY STATEMENT OF CASH FLOWS                                EXHIBIT 99.1
OCTOBER 2001

-----------------------------------------------------------------------------------------------------------------
                                                                                                 YEAR-TO-DATE
                                                                                               ------------------
($ MILLIONS)                                                                       MONTH            ACTUAL
-----------------------------------------------------------------------------------------      ------------------
ACTIVITY
     INCOME FROM CONTINUING OPERATIONS                                        $    (58.3)       $   (809.4)
     EXTRAORDINARY LOSS                                                             --                 4.1
     SPECIAL CHARGES                                                                --               228.3
     DEPRECIATION AND AMORTIZATION                                                  22.5             242.2
     PENSION FUNDING (MORE) LESS THAN EXPENSE                                        4.1              46.1
     OPEB PAYMENTS (MORE) LESS THAN EXPENSE                                         (3.6)            (23.7)
     VEBA RECOVERIES                                                                 8.0              34.2
     CHANGES IN RECEIVABLES, INVENTORY
         AND PAYABLES                                                               64.9             433.8
     CHANGES IN OTHER ASSETS AND LIABILITIES                                       (16.1)            (64.2)
                                                                              ----------        ----------
         OPERATING ACTIVITY                                                         21.5              91.4
     PROPERTY ADDITIONS                                                             (8.3)            (66.6)
     INVESTMENTS IN STEEL-RELATED BUSINESSES                                        (1.1)            (14.7)
     PROCEEDS FROM SALE  OF BUSINESSES                                              24.5             131.0
                                                                              ----------        ----------
         CHANGE IN CASH AND CASH EQUIVALENTS
             BEFORE CHANGE IN DEBT                                                  36.6             141.1
             CHANGE IN BORROWINGS                                                   --              (106.5)
                                                                              ----------        ----------
         CHANGE IN CASH AND CASH EQUIVALENTS                                        36.6              34.6
BEGINNING CASH AND CASH EQUIVALENTS                                                 66.4              68.4
                                                                              ----------        ----------
ENDING CASH AND CASH EQUIVALENTS                                              $    103.0        $    103.0
                                                                              ==========        ==========








                                      -2-
                              The LTV Corporation

SUMMARY BALANCE SHEET                                              EXHIBIT 99.1
OCTOBER 2001

-----------------------------------------------------------------------------------------------------------------
                                                                           October 31,               December 31,
($ MILLIONS)                                                                  2001                       2000
-----------------------------------------------------------------------------------------------------------------

CURRENT ASSETS
      CASH AND CASH EQUIVALENTS                                            $    103.0                $     68.4
      RECEIVABLES                                                               358.2                     494.8
      INVENTORIES                                                               668.2                     970.9
      PREPAID EXPENSES, DEPOSITS AND OTHER                                       29.0                      24.9
                                                                           ----------                ----------
                                                                              1,158.4                   1,559.0
                                                                           ----------                ----------
NONCURRENT ASSETS
      PROPERTY, PLANT AND EQUIPMENT                                           2,984.0                   3,248.7
      INVESTMENTS IN AFFILIATES                                                  98.7                     106.0
      OTHER NONCURRENT ASSETS                                                   303.3                     444.4
                                                                           ----------                ----------
                                                                              3,386.0                   3,799.1
                                                                           ----------                ----------
TOTAL ASSETS                                                               $  4,544.4                $  5,358.1
                                                                           ==========                ==========



CURRENT LIABILITIES
      ACCOUNTS PAYABLE                                                     $    123.9                $     45.4
      ACCRUED EMPLOYEE COMPENSATION                                              80.2                      55.9
      ACCRUED LIABILITIES AND OTHER                                             106.9                      53.1
      CURRENT DEBT                                                              557.6                     667.4
                                                                           ----------                ----------
                                                                                868.6                     821.8
                                                                           ----------                ----------
NONCURRENT LIABILITIES
      POSTEMPLOYMENT HEALTH CARE BENEFITS                                        45.3                      45.6
      PENSION BENEFITS                                                            3.4                       4.1
      OTHER EMPLOYEE BENEFITS                                                     2.2                       1.3
      OTHER                                                                      33.6                      50.7
                                                                           ----------                ----------
                                                                                 84.5                     101.7
                                                                           ----------                ----------
LIABILITIES SUBJECT TO COMPROMISE                                             3,804.9                   3,858.1
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                                           (213.6)                    576.5
                                                                           ----------                ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                 $  4,544.4                $  5,358.1
                                                                           ==========                ==========








                                      -3-
                              The LTV Corporation